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                                                                    EXHIBIT 10.4

                        LEAP WIRELESS INTERNATIONAL, INC.

        2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN

 DEFERRED STOCK UNIT AWARD GRANT NOTICE AND DEFERRED STOCK UNIT AWARD AGREEMENT

         Leap Wireless International, Inc. (the "COMPANY"), pursuant to its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN"), hereby grants to the holder listed below ("HOLDER"), the number of Deferred Stock Units set forth below (the "DEFERRED STOCK UNITS"). The Deferred Stock Units are subject to all of the terms and conditions as set forth herein and in the Deferred Stock Unit Award Agreement attached hereto as Exhibit A (the "DEFERRED STOCK UNIT AGREEMENT") and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Deferred Stock Unit Agreement.

HOLDER:

GRANT DATE:                              ______________________

PURCHASE PRICE PER DEFERRED STOCK UNIT:  ______________________ per share

TOTAL NUMBER OF DEFERRED STOCK UNITS:    ______________________

VESTING SCHEDULE:          The Deferred Stock Units shall be immediately vested.

DISTRIBUTION SCHEDULE:     The Deferred Stock Units shall be distributable in
                           accordance with Section 2.4 of the Deferred Stock
                           Unit Agreement.

         By his or her signature and the Company's signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Deferred Stock Unit Agreement and this Grant Notice. Holder has reviewed the Deferred Stock Unit Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Deferred Stock Unit Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Deferred Stock Unit Agreement.

LEAP WIRELESS INTERNATIONAL, INC.           HOLDER:

By:____________________________________     By:_________________________________
Print Name:____________________________     Print Name:
Title:_________________________________     Address:____________________________
Address: 10307 Pacific Center Court
         San Diego, California 92121

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                                    EXHIBIT A

                    TO DEFERRED STOCK UNIT AWARD GRANT NOTICE
                       DEFERRED STOCK UNIT AWARD AGREEMENT

         Pursuant to the Deferred Stock Unit Award Grant Notice ("GRANT NOTICE") to which this Deferred Stock Unit Award Agreement (this "AGREEMENT") is attached, Leap Wireless International, Inc. (the "COMPANY") has granted to Holder the number of Deferred Stock Units under the Company's 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN") indicated in the Grant Notice.

                                    ARTICLE I

                                     GENERAL

         1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

         1.2 Incorporation of Terms of Plan. The Deferred Stock Units and the shares of Common Stock issuable with respect thereto are subject to the terms and conditions of the Plan which are incorporated herein by reference.

                                   ARTICLE II

             GRANT, VESTING AND DISTRIBUTION OF DEFERRED STOCK UNITS

         2.1 Grant of Deferred Stock Units. In consideration of Holder's past and/or continued employment with or service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "GRANT DATE"), the Company irrevocably grants to Holder an award of the number of Deferred Stock Units indicated in the Grant Notice, subject to all of the terms and conditions in the Plan and this Agreement. A Deferred Stock Unit shall represent the right to purchase a share of Common Stock at the time the Deferred Stock Unit is available for distribution on a deferred basis in accordance with the terms and conditions of the Plan and this Agreement.

         2.2 Purchase Price. The purchase price of the shares of Common Stock issuable pursuant to the Deferred Stock Units shall be as set forth in the Grant Notice, without commission or other charge.

         2.3 Vesting of Deferred Stock Units. On the Grant Date, the Deferred Stock Units will be fully vested and shall not be subject to forfeiture.

         2.4 Distribution of Deferred Stock Units.

                  (a) Shares of Common Stock shall be available for purchase by Holder (or in the event of Holder's death, to his or her estate) with respect to such Holder's vested Deferred Stock Units granted to Holder pursuant to this Agreement, subject to the terms and provisions of

                                      -1-
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the Plan and this Agreement, for a period of thirty (30) days commencing following the earliest to occur of the following events (each, a "DISTRIBUTION EVENT"):

                           (i) the date Holder has a Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable;

                           (ii) the date immediately prior to a Change in Control; or

                           (iii) August 15, 2005.

                  (b) Following a Distribution Event, Holder may purchase the shares of Common Stock issuable with respect to his or her vested Deferred Stock Units by delivery to the Secretary of the Company or the Secretary's office of all of the following within thirty (30) days following the occurrence of the Distribution Event.

                           (i) A Purchase Notice in writing signed by the Holder or any other person then entitled to purchase the shares of Common Stock issuable with respect to the vested Deferred Stock Units, stating that such shares of Common Stock are being purchased, such notice complying with all applicable rules established by the Administrator. Such notice shall be substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator); and

                           (ii) Full payment (in cash or by check) for the shares of Common Stock to be purchased by Holder, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in any form permitted by Section 10.4 of the Plan; and

                           (iii) A bona fide written representation and agreement, in such form as is prescribed by the Administrator, signed by Holder or the other person then entitled to purchase the shares of Common Stock issuable with respect to the vested Deferred Stock Units, stating that the shares of Common Stock are being acquired for Holder's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that Holder or the other person then entitled to purchase the shares of Common Stock issuable with respect to the vested Deferred Stock Units will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired by Holder does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Common Stock issued pursuant to the Deferred Stock Units shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements

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         herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

                           (iv) In the event the shares of Common Stock issuable with respect to the vested Deferred Stock Units shall be purchased pursuant to this Section 2.4(b) by any person or persons other than Holder, appropriate proof of the right of such person or persons to purchase such shares of Common Stock.

                  (c) Subject to the conditions of Sections 2.4(b) and 2.6, the Company shall distribute any shares of Common Stock purchased pursuant to this
Section 2.4(b) in a single lump sum distribution. If Holder does not purchase the shares of Common Stock issuable with respect to any vested Deferred Stock Units within thirty (30) days following the occurrence of a Distribution Event, such Deferred Stock Units shall terminate.

                  (d) All distributions shall be made by the Company in the form of whole shares of Common Stock (and cash in an amount equal to the value of any fractional Deferred Stock Unit, determined based on the Fair Market Value as of the distribution date).

                  (e) Neither the time nor form of distribution of the Deferred Stock Units under this Agreement may be changed, except as may be provided by the Plan.

                  (f) Notwithstanding the foregoing, shares of Common Stock shall be issuable pursuant to a Deferred Stock Unit at such times and upon such events as are specified in this Agreement only to the extent issuance under such terms will not cause the Deferred Stock Units or the shares of Common Stock issuable pursuant to the Deferred Stock Units to be includible in the gross income of Holder under Section 409A of the Code prior to such times or the occurrence of such events, as permitted by the Code and the regulations and other guidance thereunder.

         2.5 Restrictions on Transfer. Unless otherwise permitted by the Administrator pursuant to the Plan, no Deferred Stock Units or shares of Common Stock issuable with respect thereto or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

         2.6 Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable with respect to the Deferred Stock Units, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Common Stock with respect to the Deferred Stock Units prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such Common Stock is then listed; and

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                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

                  (d) The lapse of such reasonable period of time following the applicable Distribution Event as the Administrator may from time to time establish for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon issuance of such shares in accordance with Section 10.4 of the Plan.

         2.7 Rights as Stockholder. Except as otherwise provided herein, Holder shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares issuable pursuant to the Deferred Stock Units unless and until such shares shall have been issued by the Company to Holder.

                                   ARTICLE III

                                OTHER PROVISIONS

         3.1 Adjustment for Stock Split. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the Deferred Stock Units and/or the shares of Common Stock issuable with respect thereto, consistent with any adjustment under Section 10.3 of the Plan. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Deferred Stock Units and the shares of Common Stock issuable with respect thereto, to any and all shares of capital stock or other securities which may be issued in respect of, or in exchange for, in substitution of the Deferred Stock Units and the shares of Common Stock issuable with respect thereto, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

         3.2 Taxes. Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment to the Company or any of its Subsidiaries in cash or deduction from other compensation payable to Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance or distribution of the Deferred Stock Units or shares of Common Stock issuable with respect thereto. The Company shall not be obligated to deliver any new certificate representing shares of Common Stock issuable with respect to the Deferred Stock Units to Holder or his legal representative unless and until Holder or his legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of Holder resulting from the grant of the Deferred Stock Units or the distribution of the shares of Common Stock issuable with respect thereto.

         3.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Holder is subject to Section 16 of the Exchange Act, the Plan, the Deferred Stock Units and the shares of Common stock issuable with respect thereto and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under
Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

         3.4 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Holder, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Deferred Stock Units. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

         3.5 Restrictive Legends and Stop-Transfer Orders.

                  (a) Any share certificate(s) evidencing the shares of Common Stock issued hereunder shall be endorsed with any legend required by any applicable federal and state securities laws.

                  (b) Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

         3.6 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder's signature on the Grant Notice. By a notice given pursuant to this Section 3.6, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested)
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and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

         3.7 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

         3.8 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

         3.9 Conformity to Securities Laws. Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Deferred Stock Units are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         3.10 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Holder and by a duly authorized representative of the Company.

         3.11 No Employment Rights. If Holder is an Employee, nothing in the Plan or this Agreement shall confer upon Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Holder.

         3.12 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

         3.13 Unfunded, Unsecured Obligations. The obligations of the Company under the Plan and this Agreement shall be unfunded and unsecured, and nothing contained herein shall be construed as providing for assets to be held in trust or escrow or any other form of segregation of the assets of the Company for the benefit of Holder or any other person. Holder shall have only the rights of a general, unsecured creditor of the Company with respect to the Deferred Stock Units, unless and until shares of Common Stock shall be distributed to Holder under the terms and conditions of this Agreement.

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                                    EXHIBIT B

                    TO DEFERRED STOCK UNIT AWARD GRANT NOTICE

                             FORM OF PURCHASE NOTICE

         Effective as of today, ____________, _______, the undersigned ("Holder") hereby elects to purchase shares of the Common Stock (the "SHARES") of Leap Wireless International, Inc. (the "COMPANY") under and pursuant to the Leap Wireless International, Inc. 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN") and the Deferred Stock Unit Award Grant Notice and Deferred Stock Unit Award Agreement dated____________, _______, (the "AWARD AGREEMENT"). Capitalized terms used herein without definition shall have the meanings given in the Award Agreement.

GRANT DATE:                            ___________________________

NUMBER OF SHARES BEING PURCHASED:      _____________________________________

PURCHASE PRICE PER SHARE:              $____________

TOTAL PURCHASE PRICE:                  $____________

CERTIFICATE TO BE ISSUED IN NAME OF:   _____________________________________

CASH PAYMENT DELIVERED HEREWITH:       $______________ (Representing the full
                                       Purchase Price for the Shares, as well as any applicable withholding tax)

         1. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Award Agreement. Holder agrees to abide by and be bound by their terms and conditions.

         2. Rights as Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares, notwithstanding the delivery of this Purchase Notice. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 10.3 of the Plan.

         3. Tax Consultation. Holder understands that there are tax consequences to Holder as a result of Holder's purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

         4. Entire Agreement. The Plan and Award Agreement are incorporated herein by reference. This Purchase Notice, the Plan and the Award Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof.

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ACCEPTED BY:                              SUBMITTED BY
LEAP WIRELESS INTERNATIONAL, INC.         HOLDER:

By:__________________________________     By:___________________________________
Print Name:__________________________     Print Name:
Title:_______________________________     Address:______________________________